UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 7, 2024

SIGNING DAY SPORTS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-41863	87-2792157
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8355 East Hartford Rd., Suite 100, Scottsdale, AZ	85255
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (480) 220-6814

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	SGN	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item. 1.01 Entry into a Material Definitive Agreement.

On October 7, 2024, Signing Day Sports, Inc., a Delaware corporation (the “Company”), issued a Convertible Promissory Note to Dear Cashmere Group Holding Company, a Nevada corporation (“DRCR”), dated October 7, 2024, in the principal amount of $150,000 (the “October 2024 Note”). The principal will accrue interest at an annual rate of 35%. The principal and accrued interest will become payable on the date of written demand any time after the closing of the Company’s next financing transaction (the “Payment Date”). The Company is required to make full payment of the balance of all principal and accrued interest on the Payment Date. The Company may prepay the principal and any interest then due without penalty. If any amount is not paid when due, such overdue amount will accrue default interest at a rate of 37%. The October 2024 Note contains customary representations, warranties, and events of default provisions.

In addition, the October 2024 Note provides that at any time after an event of default, the holder of the October 2024 Note may convert the outstanding principal amount plus accrued and unpaid interest into shares of the Company’s common stock, par value $0.0001 per share (“common stock”), at a conversion price of $0.30 per share, subject to adjustment for stock splits and similar transactions. The conversion right is subject to prior authorization (“Exchange Authorization”) of the NYSE American LLC (the “NYSE American”). The October 2024 Note will be amended to incorporate any modifications requested by the NYSE American in order to provide the Exchange Authorization.

The October 2024 Note is filed as Exhibit 4.1 to this Current Report on Form 8-K, and the description above is qualified in its entirety by reference to the full text of such exhibit.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above is incorporated into this Item 2.03 by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 above is incorporated into this Item 3.02 by reference.

The offer and sale of restricted common stock pursuant to the conversion of the October 2024 Note in accordance with the terms of the October 2024 Note is being conducted as a private placement pursuant to and in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and/or Rule 506(b) of Regulation D promulgated thereunder for transactions not involving a public offering.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
4.1	Convertible Promissory Note issued to Dear Cashmere Group Holding Company, dated as of October 7, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 8, 2024	SIGNING DAY SPORTS, INC.

/s/ Daniel Nelson
	Name:	Daniel Nelson
	Title:	Chief Executive Officer

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